                                                           Exhibit 23.1


                          CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 23, 1997 included in this Form 8-K, into the Company's previously filed Registration Statements on Forms S-3 (File No. 333-20991 and File No. 333-20999) and Forms S-8 (File No. 333-14243 and File No. 333-28427).

                                  ARTHUR ANDERSEN LLP
Philadelphia, Pa.,
   June 26, 1997